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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                              _________________

                                  FORM 8-K



                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) February 9, 2000



                       COMPUTER SCIENCES CORPORATION
            (Exact name of Registrant as specified in its charter)



NEVADA                              1-4850                        95-2043126
(State or Other Jurisdiction     (Commission                (I.R.S. Employer
of Incorporation)                File Number)            Identification No.)



2100 East Grand Avenue
El Segundo, California                                                 90245
(Address of Principal Executive Offices)                          (Zip Code)



Registrant's telephone number, including area code  (310) 615-0311



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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

Item 5.  Other Events.

     On November 16, 1999, the Registrant acquired Nichols Research Corporation ("Nichols") in a transaction accounted for as a pooling of interests. On February 9, 2000, the Registrant released the following preliminary, restated unaudited consolidated condensed statements of income of the Registrant, including Nichols on a pooling of interests basis, for the fiscal year ended April 2, 1999 and each of the quarters in such fiscal year, and for the first three quarters of the fiscal year ending March 31, 2000:








































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

                           COMPUTER SCIENCES CORPORATION
        CONSOLIDATED CONDENSED STATEMENTS OF INCOME (unaudited)
                FOR THE FOUR QUARTERS AND YEAR ENDED APRIL 2, 1999 (a)
       (In thousands except earnings per share)
                                                                    Fiscal
                                  Quarter Ended                      Year
                  ----------------------------------------------    Ended
                    July 3,     Oct. 2,     Jan. 1,    April 2,    April 2,
                     1998        1998        1999        1999        1999
                  ----------  ----------  ----------  ----------  ----------
Revenues          $1,855,277  $1,946,387  $2,054,691  $2,255,050  $8,111,405
                  ----------  ----------  ----------  ----------  ----------
Costs of services  1,464,879   1,535,312   1,600,699   1,748,581   6,349,471
Selling, general
  and
  administrative     172,785     182,583     191,023     189,365     735,756
Depreciation and
  amortization       106,981     108,307     116,104     125,505     456,897
Interest expense      11,979      11,725      12,320      13,334      49,358
Interest income       (3,537)     (2,690)     (3,741)     (4,982)    (14,950)
                  ----------  ----------  ----------  ----------  ----------
Total costs and
  expenses         1,753,087   1,835,237   1,916,405   2,071,803   7,576,532
                  ----------  ----------  ----------  ----------  ----------
Income before
  taxes              102,190     111,150     138,286     183,247     534,873

Taxes on income       34,366      36,982      46,590      61,433     179,371
                  ----------  ----------  ----------  ----------  ----------
Net income        $   67,824  $   74,168  $   91,696  $  121,814  $  355,502
                  ==========  ==========  ==========  ==========  ==========
Earnings per
 share:
  Basic                $0.42       $0.45       $0.56       $0.74       $2.17
                  ==========  ==========  ==========  ==========  ==========
  Diluted              $0.41       $0.44       $0.55       $0.72       $2.12
                  ==========  ==========  ==========  ==========  ==========
Average common shares: (c)
  Outstanding        163,185     163,920     164,464     164,994     164,124
  Assuming
   dilution          167,187     168,051     168,034     168,730     167,986





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

                           COMPUTER SCIENCES CORPORATION
              CONSOLIDATED CONDENSED STATEMENTS OF INCOME (unaudited)
                  FOR THE THREE QUARTERS ENDED DECEMBER 31, 1999 (a)
                     (In thousands except earnings per share)
                                       Quarter Ended
                            ------------------------------------
                              July 2,      Oct. 1,     Dec. 31,
                               1999         1999         1999
                            ----------   ----------   ----------
Revenues                    $2,203,373   $2,232,025   $2,360,071
                            ----------   ----------   ----------
Costs of services            1,747,475    1,763,116    1,843,141
Selling, general and
  administrative               200,638      188,545      192,565
Depreciation and
  amortization                 118,768      129,656      145,381
Interest expense                13,796       14,435       14,413
Interest income                 (5,094)      (4,226)      (4,345)
Special items (b)                                         41,065
                            ----------   ----------   ----------
Total costs and expenses     2,075,583    2,091,526    2,232,220
                            ----------   ----------   ----------
Income before taxes            127,790      140,499      127,851

Taxes on income                 43,226       47,352       45,522
                            ----------   ----------   ----------
Net income                  $   84,564   $   93,147   $   82,329
                            ==========   ==========   ==========
Earnings per share:
  Basic                          $0.51        $0.56        $0.49
                            ==========   ==========   ==========
  Diluted                        $0.50        $0.55        $0.48
                            ==========   ==========   ==========
Average common shares:  (c)
  Outstanding                  165,330      166,011      166,574
  Assuming dilution            168,724      169,415      169,904










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

                       COMPUTER SCIENCES CORPORATION
            NOTES TO CONSOLIDATED CONDENSED STATEMENTS OF INCOME


a) The results have been restated to reflect the November 16, 1999 merger with Nichols Research Corporation (Nichols), which was accounted for as a pooling of interests. The restatement includes Nichols' results for fiscal 1999, which ended August 31, and results for Computer Sciences Corporation's (CSC's) fiscal 1999, which ended April 2. Therefore, the restated results for the four quarters and fiscal year ended April 2, 1999 reflect Nichols' four quarters and fiscal year ended August 31, 1999. The restated fiscal 2000 data include Nichols' results based on CSC's fiscal periods.

b) The special items result from merger-related charges and other transaction costs of $39.1 million ($28.5 million after tax) associated with the acquisition of Nichols, and legal and other costs, net of recoveries, of $2 million ($1.3 million after tax) associated with the resolution, during the quarter, of the remaining issues relating to the Company's fiscal 1998 response to a failed take-over attempt. The Nichols charge is comprised of $9.3 million for investment banking and other transaction expenses; $23.5 million related to the write-off of capitalized software attributable to duplicate market offerings and the write-off of other assets and intangibles; and $6.3 million related to employee severance costs and elimination of duplicate facilities.

c) Average common shares outstanding and average common shares outstanding assuming dilution are based on historical data, as reported by CSC, and historical data for Nichols adjusted based on the exchange ratio of .423.









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



                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


                                     COMPUTER SCIENCES CORPORATION


Dated:  February 9, 2000             By /s/ Bryan Brady
                                        -------------------------------
                                         Bryan Brady
                                         Vice President and Controller
                                         Chief Accounting Officer










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